Post balance sheet events	6 Months Ended
Sep. 30, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Post balance sheet events
17. Post balance sheet events

At the end of October 2023, legislation required to enable the separation of the ESO and formation of the ISOP was passed through Parliament. The ISOP is expected to be established as a Public Corporation in 2024, with responsibilities across both the electricity and gas systems. As a result, the Group took the judgement to classify the associated assets and liabilities of the ESO as held for sale in the consolidated statement of financial position at the end of October 2023 and the ESO will be measured at the lower of its carrying amount or fair value less costs to sell, which will take into consideration the current over-collection of allowed revenues.